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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      July 24, 2001
                                                 -------------------


                                BRIGHTPOINT, INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                         0-23494                      35-1778566
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


6402 Corporate Drive, Indianapolis, Indiana   46278
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(Address of principal executive offices)  (zip code)


Registrant's telephone number, including area code   (317) 297-6100
                                                     --------------


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(Former name or former address, if changed since the last report)


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Item 5.  Other Events.

Brightpoint North America L.P., a subsidiary of Brightpoint, Inc., has entered into a Master Services Agreement with Qwest Business Resources, Inc., the purchasing agent for the Qwest companies on behalf of Qwest Wireless, L.L.C., to provide integrated logistics services related to wireless handsets and accessories for Qwest's retail stores and indirect dealer channel. Under the agreement, Brightpoint will provide a variety of services including custom packaging, programming, fulfillment and inventory management.


Item 7. Financial Statements, Pro Forma Financial Information
                  and Exhibits.

(a)-(b) Not Applicable

(c)      Exhibits.

  99.1 Cautionary Statements.




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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BRIGHTPOINT, INC.


                                        By  /s/ Steven E. Fivel
                                            --------------------------
                                            Steven E. Fivel, Executive
                                              Vice President and General Counsel


Dated:  July 24, 2001



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